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                                   Schedule Y
   Information Concerning Activities of Insurer Members of a Holding Company

Part 1 - Organizational Chart
31-Dec-08

Assurant, Inc.
                           Owns 100% of Family Considerations, Inc.            FEI 58-2315775 - GA
                           Owns 100% of FamilySide, Inc.                       CANADA
                           Owns 100% of Florida Office Corp.                   FEI 13-3896525 - DE
                           Owns 100% of GP Legacy Place, Inc.                  FEI 13-3882719 - DE
                           Owns 100% of Insureco, Inc.                         FEI 33-0658229 - CA
                           Owns 100% of Interfinancial Inc.                    FEI 13-3036467 - GA
                           Owns 100% of Union Security Life Insurance Co. of   FEI 13-2699219; NAIC 81477 - NY
                           New York
Insureco, Inc.
                           Owns 100% of Assurant Reinsurance of Turks &        FEI 03-0387721 - TURKS & CAICOS
                           Caicos, Ltd.
                           Owns 100% of Insureco Agency & Insurance Services,  FEI 95-3097622 - CA
                           Inc. (CA)
Interfinancial Inc.
                           Owns 100% of ALOC Holdings ULC                      CANADA
                           Owns 100% of American Bankers Insurance Group       FEI 59-1985922 - FL
                           Owns 100% of American Memorial Life Insurance       FEI 46-0260270; NAIC 67989 - SD
                           Company
                           Owns 100% of American Security Insurance Company    FEI 58-1529575; NAIC 42978 - DE
                           Owns 100% of Denticare of Alabama, Inc.             FEI 59-3063687; NAIC 12880 - AL
                           Owns 100% of Disability Reinsurance Management      FEI 01-0483086 - DE
                           Services, Inc.
                           Owns 100% of Guardian Travel, Inc.                  FEI 59-2519974 - FL
                           Owns 100% of John Alden Financial Corporation       FEI 59-2840712 - DE
                           Owns 100% of Mortgage Group Reinsurance, Ltd.       FEI 20-0101110 - BERMUDA
                           Owns 100% of SSDC Services Corp. (fka SSDC Corp.)   FEI 38-3357459 - DE
                           Owns 100% of Time Insurance Company                 FEI 39-0658730; NAIC 69477 - WI
                           Owns 100% of TrackSure Insurance Agency, Inc.       FEI 33-0388029 - CA
                           Owns 100% of UDC Dental California, Inc.            FEI 33-0360239; NAIC 52031 - CA
                           Owns 100% of UDC Ohio, Inc.                         FEI 74-2609036; NAIC 52022 - OH
                           Owns 100% of Union Security DentalCare of Georgia,  FEI 58-1909945 - GA
                           Inc.
                           Owns 100% of Union Security DentalCare of New       FEI 52-1565653; NAIC 11244 - NJ
                           Jersey, Inc.
                           Owns 100% of Union Security Insurance Co.           FEI 81-0170040; NAIC 70408 - IA
                           Owns 100% of United Dental Care of Arizona, Inc.    FEI 86-0517444; NAIC 47708 - AZ
                           Owns 100% of United Dental Care of Colorado, Inc.   FEI 86-0631335; NAIC 52032 - CO
                           Owns 100% of United Dental Care of Michigan, Inc.   FEI 38-2833988; NAIC 11111 - MI
                           Owns 100% of United Dental Care of Missouri, Inc.   FEI 75-2481527; NAIC 47044 - MO
                           Owns 100% of United Dental Care of New Mexico,      FEI 86-0384270; NAIC 47042 - NM
                           Inc.
                           Owns 100% of United Dental Care of Texas, Inc.      FEI 75-2076282; NAIC 95142 - TX
                           Owns 100% of United Dental Care of Utah, Inc.       FEI 75-2635404; NAIC 95450 - UT
ALOC Holdings ULC
                           Owns 100% of Assurant Life of Canada                CANADA
American Security
Insurance Company
                           Owns 100% of Standard Guaranty Insurance Company    FEI 58-1529579; NAIC 42986 - DE
John Alden Financial
Corporation
                           Owns 100% of John Alden Life Insurance Company      FEI 41-0999752; NAIC 65080 - WI
                           Owns 100% of NSM Sales Corporation                  FEI 65-0416844 - NV
John Alden Life Insurance
Company
                           Owns 100% of North Star Marketing Corporation       FEI 59-2394561 - OH
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
Time Insurance Company
                                  Owns 100% of National Insurance Institute, LLC           FEI 83-0408679 - WI
Union Security Insurance Company
                                  Owns 100% of Dental Health Alliance, LLC                 FEI 13-3830846 - DE
American Bankers Insurance
Group, Inc.
                                  Owns 100% of ABI International                           CAYMAN ISLANDS
                                  Owns 100% of American Bankers Dominicana, S.A.           DOMINICAN REPUBLIC
                                  Owns 100% of American Bankers Capital, Inc.              FEI 59-2731675 - DE
                                  Owns 100% of American Bankers Insurance Company of       FEI 59-0593886; NAIC 10111 - FL
                                  Florida
                                  Owns 100% of American Bankers Life Assurance Company of  FEI 59-0676017; NAIC 60275 - FL
                                  Florida
                                  Owns 100% of American Bankers Management Company, Inc    FEI 65-0597010 - FL
                                  Owns 100% of American Reliable Insurance Company         FEI 41-0735002; NAIC 19615 - AZ
                                  Owns 100% of Assurant Deutschland GmbH                   GERMANY
                                  Owns 100% of Assurant Italia Agenzia di Assicurazioni    ITALY
                                  s.r.l.
                                  Owns 100% of Assurant Service Protection, Inc.           FEI 26-3914986 - OK
                                  Owns 100% of Assurant Services Canada, Inc.              CANADA
                                  Owns 100% of Assurant Services Ireland, Ltd.             IRELAND
                                  Owns 100% of Assurant Services Italia s.r.l.             ITALY
                                  Owns 100% of Assurant Solutions Nordic A/S (fka          DENMARK
                                  Assurant Services Denmark S/A)
                                  Owns 100% of Assurant Solutions Spain, S.A.              SPAIN
                                  Owns 100% of Bankers Atlantic Reinsurance Company        FEI 98-0152782 - TURKS & CAICOS
                                  Owns 100% of Federal Warranty Service Corporation        FEI 36-3596362 - IL
                                  Owns 100% of Guardian Investment Services, Inc.          FEI 59-2720545 - FL
                                  Owns 100% of International Financial Group, Inc.         FEI 75-2533456 - TX
                                  Owns 100% of MSDiversified Corp.                         FEI 64-0660045 - MS
                                  Owns 100% of National Insurance Agency                   FEI 59-1357775 - FL
                                  Owns 100% of Quail Roost Properties, Inc.                FEI 59-1414202 - FL
                                  Owns 100% of Roadgard Motor Club, Inc.                   FEI 59-2192619 - FL
                                  Owns 49% of Signal Holdings LLC                          FEI 47-0876083 - PA
                                  Owns 100% of Sureway, Inc.                               FEI 59-1532747 - DE
                                  Owns 100% of TS Holdings, Inc.                           FEI 30-0080387 - DE
                                  Owns 100% of Voyager Group, Inc.                         FEI 59-1236556 - FL
                                  Owns 100% of Voyager Service Warranties, Inc.            FEI 59-2675787 - FL
ABIG Holding de Espana, S.L.
                                  Owns 99% of Assurant Argentina Compania de Seguros       ARGENTINA
                                  Sociedad Anonima
                                  Owns 100% of Assurant Holding de Puerto Rico, Inc.       PUERTO RICO
                                  Owns 99% of Assurant Seguradora S.A.                     BRASIL
                                  Owns 99% of Assurant Services Brasil, Limitada           BRASIL
                                  Owns 100% of Assurant Services de Chile, SpA             CHILE
                                  Owns 98% of Assurant Servicios de Mexico, S.A. de CV     MEXICO
                                  Owns 99% of Rolim Consult S.A.                           BRASIL
ABI International
                                  Owns 100% of Assurant Group, Limited                     UNITED KINGDOM
                                  Owns 100% of American Bankers International Division,    FEI 66-0568288 - PR
                                  Inc.
American Bankers General Agency,
Inc.
                                  Controls thru a management agreement - Reliable Lloyds   FEI 74-2289453; NAIC 28843 - TX
                                  Insurance Company
American Bankers Insurance
Company of Florida
                                  Owns 100% of American Bankers General Agency, Inc.       FEI 74-2135158 - TX


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
American Bankers International
Division, Inc.
                                  Owns 49% of Assurant Danos Mexico S.A.                   MEXICO
                                  Owns 1% of Assurant Seguradora S.A.                      BRASIL
                                  Owns 1% of Assurant Services Brasil, Limitada            BRASIL
                                  Owns 2% of Assurant Servicios de Mexico, S.A. de CV      MEXICO
                                  Owns 100% of Assurant Services of Puerto Rico, Inc.      FEI 66-0520042 - PR
                                  Owns 49% of Assurant Vida Mexico S.A.                    MEXICO
                                  Owns 74% of Caribbean American Property Insurance        FEI 66-0481184; NAIC 30590 - PR
                                  Company
                                  Owns 100% of ABIG Holding de Espana, S.L.                SPAIN
                                  Owns 100% of Caribbean American Life Assurance Company   FEI 66-0448783; NAIC 73156 - PR
                                  Owns 1% of Rolim Consult S.A.                            BRASIL
American Bankers Management
Company, Inc.
                                  Owns 100% of Consumer Assist Network Association, Inc.   FEI 65-0597011 - DE
Assurant General Insurance
Limited
                                  Owns 100% of Assurant Services (UK) Limited (fka BISCL)  UNITED KINGDOM
Assurant Group LTD
                                  Owns 100% of Assurant Direct Limited (fka Swansure       UNITED KINGDOM
                                  Direct Ltd.) (dormant)
                                  Owns 100% of Assurant General Insurance Limited (fka     UNITED KINGDOM
                                  BICL)
                                  Owns 100% of Assurant Intermediary Group Limited (fka    UNITED KINGDOM
                                  Swansure Group Ltd.)
                                  Owns 100% of Assurant Life Limited (fka BLAC)            UNITED KINGDOM
                                  Owns 100% of Bankers Insurance Services Co., Ltd.        UNITED KINGDOM
                                  Owns 100% of Centrepoint Insurance Services Ltd.         UNITED KINGDOM
Assurant Holding de Puerto Rico,
Inc.
                                  Owns 51% of Assurant Danos Mexico S.A.                   MEXICO
                                  Owns 51% of Assurant Vida Mexico S.A.                    MEXICO
Assurant Intermediary Group
Limited (fka Swansure Group
Ltd.)
                                  Owns 100% of Adminicle Limited                           UNITED KINGDOM
                                  Owns 100% of Assurant Intermediary Ltd. (fka D & D       UNITED KINGDOM
                                  Homecare Ltd.)
Adminicle Limited
                                  Owns 100% of Key Adminicle Limited                       UNITED KINGDOM
Caribbean American Life
Assurance Company
                                  Owns 26% of Caribbean American Property Insurance        FEI 66-0481184; NAIC 30590 - PR
                                  Company
Federal Warranty Service
Corporation
                                  Owns 80% of Service Delivery Advantage, LLC              FEI 61-1455870; IL
Guardian Investment Services,
Inc.
                                  Owns 1% of Assurant Argentina Compania de Seguros        ARGENTINA
                                  Sociedad Anonima
MS Diversified Corp.
                                  Owns 100% of United Service Protection Corporation       FEI 64-0906751 - DE
                                  Owns 100% of United Service Protection, Inc.             FEI 59-1794848 - FL


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
Signal Holdings LLC
                                  Owns 99.9% of CWork Solutions, LP                        FEI 04-3706805 - PA
                                  Owns 100% of Signal GP LLC                               FEI 47-0876082 - PA
                                  Owns 100% of Signal Northwest LLC                        FEI 36-4553652 - DE
                                  Owns 99.9% of The Signal LP                              FEI 22-2623205 - PA
                                  Owns 100% of TeleCom Re, Ltd.                            FEI 23-3055804 - Bermuda
CWork Solutions, LP
                                  Owns 100% of CWork Financial Management LLC              FEI 20-3810453 - DE
Signal GP LLC
                                  Owns 0.1% of CWork Solutions, LP                         FEI 04-3706805 - PA
                                  Owns 0.1% of The Signal LP                               FEI 22-2623205 - PA
Sureway, Inc.
                                  Owns 100% of Assurant Repair Service (Beijing) Co.,      CHINA
                                  Ltd.
The Signal LP
                                  Owns 100% of Signal Financial Management LLC             FEI 20-3810532 - DE
TS Holdings, Inc.
                                  Owns 51% of Signal Holdings LLC                          FEI 47-0876083 - PA
Voyager Group Inc.
                                  Owns 100% of Voyager Indemnity Insurance Company         FEI 58-1455416; NAIC 40428 - GA

2008 SCHEDULE Y/ORG. CHART CHANGES

COMPANY                                       DATE                        CHANGE
-------------------------------------------------------------------------------------------------
Assurant Repair Service (Beijing) Co.,        1/18/2008  formed
Ltd.
Guardian Travel, Inc.                                Q1  ownership change from Sureway to IFI
SSDC Services Corp.                           2/26/2008  name change from SSDC Corp.
MS Loan Center                                3/11/2008  dissolved
Voyager Service Programs, Inc.                3/31/2008  merged into Federal Warranty Service
                                                         Corp.
Rolim Consult S.A.                               1/2008  formed
Gala, Inc.                                    6/24/2008  dissolved
Voyager Property & Casualty Insurance            6/2008  ownership change from VGI to ABIG
Co.
Mayflower Corporate Services, Inc.            6/17/2008  dissolved
United Family Life Insurance Co.               5/1/2008  sold
Assurant Direct Ltd.                          6/11/2008  name change from Swansure Direct Ltd.
Assurant Intermediary Group Ltd.              6/11/2008  name change from Swansure Group Ltd.
Assurant Direct Ltd.                             9/2008  ownership change from Assurant
                                                         Intermediary Group to AGL
Assurant Services (UK) Limited                   9/2008  ownership change from AGL to Assurant
                                                         General Insurance Ltd.
Bankers Insurance Service Company Ltd.           9/2008  preservation of name -
Swansure Administration Ltd.                  10/2/2008  dissolved
Swansure Investments Ltd.                     10/2/2008  dissolved
TS Holdings, Inc.                             10/1/2008  acquired
Signal Holdings LLC                           10/1/2008  acquired
Signal GP LLC                                 10/1/2008  acquired
CWork Solutions, LP                           10/1/2008  acquired
CWork Financial Management LLC                10/1/2008  acquired
The Signal LP                                 10/1/2008  acquired
Signal Financial Management LLC               10/1/2008  acquired
Signal Northwest LLC                          10/1/2008  acquired
TeleCom Re, Ltd.                              10/1/2008  acquired
Voyager Property & Casualty Insurance         11/1/2008  merged into ABIC
Co.
Assurant Service Protection, Inc.            12/19/2008  formed